                                                                   EXHIBIT 10.36

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (the "Agreement") is executed this 30 day of December, 1994, by BANKERS DATA CENTER, INC., a Florida corporation (the "Borrower"), in favor of FIRST OF AMERICA BANK-FLORIDA F.S.B., a federal savings bank (the "Lender"), and is made in reference to the following facts:

     (A) On or about the date hereof, the Lender has agreed to make a loan to the Borrower in the original principal amount of TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($200,000.00) (the "Loan"). The Loan is evidence by that certain Note executed by the Borrower in favor of the Lender (the "Note").

     (B) As a condition to making the Loan, the Lender has required Borrower to grant Lender a first security interest and lien in certain tangible and intangible personal property of Borrower, as more particularly described in Exhibit "A" attached hereto and by this reference made a part hereof, together with all increases, accessions, replacements, upgrades, parts, fittings, accessories and equipment now or hereafter affixed to any or any part thereafter affixed to any or any part thereof, or used in connection therewith, and all replacements of all or any part thereof (collectively the "Collateral"). The Collateral will at all times be located at 360 central Avenue, St. Petersburg, Florida.

     NOW THEREFORE, for and in consideration of the premises and other good and valuable consideration, the Borrower does hereby covenant, agree, warrant and represent with and to the Lender as follows:

     1. Recitals. The statements contained in the recitals of fact set forth above (the "Recitals") are true and correct and the Recitals by this reference are made a part of this Agreement.

     2. security Interest. Borrower does hereby grant to Lender a first security interest and lien in the Collateral as security to secure the payment of principal, interest and other sums due or to become due under the Note, and any and all extensions, modifications or renewals of the Note, and all present and future indebtedness, obligations, and liabilities contained in or referred to or which may hereafter arise in connection with or as contemplated by the Note and any instruments of security therefor, and any and all modifications or extensions of the Note, and the instruments of security therefor, and all obligations and liabilities of Borrower hereunder, all of which are hereinafter referred to as the "Obligations."

     3. Use and Location of Collateral. The collateral was and shall be acquired and is and shall be used primarily for business use.

     4. Payment. The Borrower shall pay and perform, all and singular, the Obligations, including but not limited to the payment of sums of principal and interest and other sums payable by virtue of the Note promptly when due, and shall perform all of Borrower's agreements in the Note and herein and pay all taxes and assessments levied or assessed against the Collateral, against this Agreement and against the Obligations, secured hereby, whether such taxes and assessments be against the Collateral, the Obligations, the Borrower, the Lender, or another. All such taxes and assessments shall be paid by Borrower before they become delinquent, and before the date they would have become delinquent or within ten
(10) days after payment of same, whichever shall be sooner, Borrower shall deliver to Lender official receipts, or copies thereof, showing payment.

     5. Insurance. To keep the tangible personal property portion of the Collateral continuously insured against loss by fire, theft, tornado, windstorm, flood and such other hazards, as may from time to time be required by Lender, in companies and in amounts in each company as may be approved by and acceptable to Lender; all such insurance policies shall be in form acceptable to Lender with loss payable to Lender as its interest may appear, and each and every such policy or certified copies thereof shall be promptly delivered to and held by Lender. Not less than thirty (30) days in advance of the expiration of each such policy Borrower shall deliver to Lender a renewal or certified copy thereof, together with the receipt, or copy thereof, for the premium for such renewal. In the event of loss the insurance claim proceeds, or any part thereof, shall be applied by Lender in the manner it deems proper, whether for reduction of the Loan indebtedness, restoration of the Collateral or otherwise.

     6. Protection of Lender's Security. Borrower is and will be the owner of the Collateral free and clear from any lien, security interest or encumbrance, except for the lien and the obligations of this Agreement. No financing statement covering any of the collateral is on file in any public office. Borrower will from time to time at the request of Lender execute one or more financing statements and such other documents (and pay the costs of filing or recording the same in all public offices deemed necessary or desirable by Lender) and do such other acts and things, all as Lender may request to establish and maintain a valid perfected first security interest in the Collateral to secure the payment and performance of the Obligations.

     7. Replacement of Collateral. To keep the tangible personal property portion of the Collateral, all and singular, on the property where presently located and not to remove or permit same to be removed therefrom without the prior written consent of the Lender except that Borrower shall be entitled to dispose of such of the Collateral as has become unfit for continued use provided Borrower simultaneously replaces same with property of similar kind and for like use and provided the purchase price of any such replacement shall have been paid in full and provided that the lien of this Agreement shall continue upon any such replacement. To use reasonable care and diligence to preserve and keep the Collateral in good condition and not to permit or commit any waste, impairment or deterioration thereof and to use same only for the purpose for which same is now agreed upon to be used in connection with said improvements.

     8. Sale or Encumbrance. Except as set forth in paragraph 7 above, not to sell or attempt to sell any of the Collateral and not to create or permit any other security interest or other lien or encumbrance upon such Collateral without the prior written consent of the Lender.

         9. Costs and Attorneys' Fees. To pay, all and singular, the expenditures, costs, charges and expenses, including reasonable attorneys' fees and costs of title searches and information requests, incurred or paid at any time by the Lender because of the failure on the part of the Borrower promptly and fully to perform and pay the Obligations, and all such costs, charges and expenses shall be immediately due and payable and shall bear interest at the highest legal rate permitted by law to be charged by Lender from time to time, from date of payment by Lender until repaid by Borrower and, together with such interest, shall be secured by the lien of this Agreement.

         10. Default. Borrower shall be in default under this Agreement upon the happening of any of the following events or conditions: (a) failure or omission to perform or pay when due any of the Obligations (including any installment thereof or interest thereon); (b) any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower proves to have been false in any material respect when made or furnished; (c) Borrower makes an assignment for the benefit of creditors; (d) a Receiver is appointed for Borrower or any part of the Collateral; (e) Borrower files a Petition in Bankruptcy, is adjudicated a bankrupt, or files any petition or institutes any proceedings under the Bankruptcy Code with respect to Borrower's assets and liabilities; (f) Borrower defaults in, breaches or fails to perform any one or more of the covenants and agreements contained in the Obligations, including without limitation, this Agreement, the Note or any of the instruments of security therefor executed by Borrower in connection with the loan secured hereby on even date herewith or hereafter.

         11. Acceleration. Upon the occurrence of any monetary default which remains uncured for thirty (30) days or more, or should a nonmonetary default remain uncured for thirty (30) days or more following receipt of written notice to Borrower from Lender specifying with particularity such event of nonmonetary default (or, if such nonmonetary default cannot be reasonably cured within the thirty (30) day period, if the Borrower does not commence to cure such nonmonetary default within the thirty (30) day period or thereafter fails to diligently and continuously proceed to cure such nonmonetary default), Lender may, at its option, declare all Obligations, or any of them (notwithstanding any provision thereof), immediately due and payable without demand or notice of any kind and the same thereupon shall immediately become and be due and payable without demand or notice, and Lender shall have and may exercise from time to time any and all rights and remedies of a Lender under the Uniform Commercial Code of the State of Florida and any and all other rights and remedies available to it under any other applicable law, including the right to foreclose this Agreement and the other instruments of security in the same proceedings. A monetary default shall be deemed to include failure to make payments of principal, interest and late charges under the Note as well as payments of taxes and governmental assessments and premiums for insurance under any instruments of security for the Note and this Agreement. Notwithstanding anything contained in the preceding sentences of this paragraph 11 to the contrary, there shall be no requirement of a curative period as set forth above in the event of a default described in subparagraphs (c), (d) or (e) of paragraph 10 hereof. Upon request or demand of Lender, Borrower shall, at Borrower's expense, assemble the Collateral and make it available to the Lender and Borrower shall promptly pay all costs of Lender of collection of any and all of the Obligations and enforcements of rights hereunder, including reasonable attorneys' fees and legal expenses and expenses of any repairs to any of the Collateral and expenses of any repairs to any realty or other property to which any of the Collateral may be affixed or be a part. Expenses of retaking, holding, preparing for sale, selling or the like, shall include those incurred on appeal, if any.

         12. Waiver. No waiver by Lender of any default shall operate as a waiver of any other default or of the same default on a future occasion. No delay or omission on the part of Lender in exercising any right or remedy shall operate as a waiver thereof or the exercise of any other right or remedy.

         13. Provisions Cumulative. The provisions of this Agreement are cumulative and in addition to the provisions of the Note secured by this Agreement and the provisions of the instruments securing the Note and Lender shall have all the benefits, rights and remedies of and under the Note and any other instrument securing same. All rights of Lender hereunder shall inure to the benefit of its successors and assigns and all obligations of Borrower hereunder shall bind the successors and assigns of Borrower.

         14. Florida Contract. This Agreement has been delivered in the State of Florida and shall be construed in accordance with the laws of Florida and the venue for any litigation as a result of this Agreement shall be Hillsborough County, Florida.

         15. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity only, without invalidating the remainder of such provision or of the remaining provisions of this agreement.

         16. Assignment by Lender. In the event of any assignment hereof by Lender, Borrower covenants and agrees that Borrower will not assert against any assignee hereof any claim or defense which Borrower may have against Lender, except Borrower may assert against any such assignee any defense of a type which may be asserted against a holder in due course of a negotiable instrument under the Uniform Commercial Code of the State of Florida.

         17. Headings. The headings of the paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of the parties hereto.

                                                                   EXHIBIT 10.36


     IN WITNESS WHEREOF, Borrower has executed this instrument under seal the day and year first above written.


Signed, sealed and delivered               BANKERS DATA CENTER, INC.,
in the presence of:                        a Florida corporation



/s/  A. M. Dahlquist                       By:  /s/ Edwin C. Hussemann
---------------------------                   ---------------------------
SIGNATURE                                     SIGNATURE
A. M. DAHLQUIST                               EDWIN C. HUSSEMANN
---------------------------                   ---------------------------
NAME LEGIBLY PRINTED                          NAME LEGIBLY PRINTED
TYPEWRITTEN OR STAMPED                        TYPEWRITTEN OR STAMPED


/s/  Nancy C. Haire                           Its Treasurer
---------------------------
SIGNATURE
NANCY C. HAIRE
---------------------------
NAME LEGIBLY PRINTED
TYPEWRITTEN OR STAMPED                       (CORPORATE SEAL)


As to Borrower



STATE OF FLORIDA         )
COUNTY OF PINELLAS       )


     The foregoing instrument was acknowledged before me this 27 day of December, 1994, by EDWIN C. HUSSEMANN, the Treasurer of BANKERS DATA CENTER, INC., a Florida corporation, on behalf of the corporation.



Personally Known   X      OR Produced Identification
                 --------
Type of Identification Provided
                                ------------------------------



                                                /s/  Nancy C. Haire
                                                -------------------------
                                                SIGNATURE
                                                NANCY C. HAIRE
                                                -------------------------
                                                NAME LEGIBLY PRINTED,
                                                TYPEWRITTEN OR STAMPED



(SEAL)                                              (NOTARY PUBLIC)

My Commission Expires:

                              BANKERS DATA CENTER
                             NET BOOK VALUE REPORT

          Co Asset                In-Svc     Dep       Rem      Unadjusted    Salvage  Thru   Current Accum   Sec    Net Bk      Pct
SYS No       No       Desc         Date      Meth      Life     Basis + S179   Value   Date   Depreciation    179    Value       Dep
------------------------------------------------------------------------------------------------------------------------------------
                                                     BOOK:INTERNAL   FY:DECEMBER
000227     TBA       STEEL CASE  01/01/94    SLMM      06 01    14957.00        0.00   11/94   1958.66       0.00   12998.34    13.1
000228     TBA       S/C CHAIR   03/01/94    SLMM      04 03      219.57        0.00   11/94     32.94       0.00     186.63    15.0
000229     TBA       S/C CHAIR   03/01/94    SLMM      04 03      219.57        0.00   11/94     32.94       0.00     186.63    15.0
000230     TBA       S/C CHAIR   03/01/94    SLMM      04 03      219.57        0.00   11/94     32.94       0.00     186.63    15.0
000231     TBA       S/C CHAIR   03/01/94    SLMM      04 03      219.57        0.00   11/94     32.94       0.00     186.63    15.0
000232     TBA       S/C CHAIR   03/01/94    SLMM      04 03      219.57        0.00   11/94     32.94       0.00     186.63    15.0
000233     TBA       S/C CHAIR   03/01/94    SLMM      04 03      219.57        0.00   11/94     32.94       0.00     186.63    15.0
000234     TBA       S/C CHAIR   03/01/94    SLMM      04 03      219.57        0.00   11/94     32.94       0.00     186.63    15.0
000235     TBA       S/C CHAIR   03/01/94    SLMM      04 03      219.57        0.00   11/94     32.94       0.00     186.63    15.0
000236     TBA       S/C CHAIR   03/01/94    SLMM      04 03      219.57        0.00   11/94     32.94       0.00     186.63    15.0
000237     TBA       S/C CHAIR   03/01/94    SLMM      04 03      219.57        0.00   11/94     32.94       0.00     186.63    15.0
000238     TBA       S/C CHAIR   03/01/94    SLMM      04 03      219.57        0.00   11/94     32.94       0.00     186.63    15.0
000239     TBA       S/C CHAIR   03/01/94    SLMM      04 03      219.57        0.00   11/94     32.94       0.00     186.63    15.0
000240     TBA       S/C CHAIR   03/01/94    SLMM      04 03      219.57        0.00   11/94     32.94       0.00     186.63    15.0
000241     TBA       S/C CHAIR   04/01/94    SLMM      04 04      219.57        0.00   11/94     29.28       0.00     190.29    13.3
000299   138-0885    S/C CHAIR   07/01/94    SLMM      04 07      232.64        0.00   11/94     19.39       0.00     213.25     8.3
000300   138-0886    S/C CHAIR   07/01/94    SLMM      04 07      232.64        0.00   11/94     19.39       0.00     213.25     8.3
000301   138-0887    S/C CHAIR   07/01/94    SLMM      04 07      232.64        0.00   11/94     19.39       0.00     213.25     8.3
000302   138-0888    S/C CHAIR   07/01/94    SLMM      04 07      232.64        0.00   11/94     19.39       0.00     213.25     8.3
000303   138-0889    S/C CHAIR   07/01/94    SLMM      04 07      232.64        0.00   11/94     19.39       0.00     213.25     8.3
000304   138-0890    S/C CHAIR   07/01/94    SLMM      04 07      232.64        0.00   11/94     19.39       0.00     213.23     8.3
000305   138-0891    S/C CHAIR   07/01/94    SLMM      04 07      232.64        0.00   11/94     19.39       0.00     213.25     8.3
000306   138-0862    S/C CHAIR   07/01/94    SLMM      04 07      232.64        0.00   11/94     19.39       0.00     213.25     8.3
                                                                --------        ----           -------       ----   --------
Class    FF                                  Count=       23    19892.10        0.00           2571.28       0.00   17320.82
Less disposals                                                      0.00        0.00              0.00       0.00       0.00
                                                                --------        ----           -------       ----   --------
Net                                                             19892.10        0.00           2571.28       0.00   17320.82
                                                                --------        ----           -------       ----   --------

000246   500-0269    DELL 466/L  01/01/94    SLMM      04 01     3446.69        0.00   11/94     631.90      0.00    2814.79    18.3
000247   500-0270    DELL 466/L  01/01/94    SLMM      04 01     3446.69        0.00   11/94     631.90      0.00    2814.79    18.3
000248   501-0301    ULTRASCAN   01/01/94    SLMM      00 00        0.00        0.00   11/94       0.00      0.00       0.00     0.0
000249   501-0302    ULTRASCAN   01/01/94    SLMM      00 00        0.00        0.00   11/94       0.00      0.00       0.00     0.0
000250   502-0368    QUIET KEY   01/01/94    SLMM      00 00        0.00        0.00   11/94       0.00      0.00       0.00     0.0
000251   502-0369    QUIET KEY   01/01/94    SLMM      00 00        0.00        0.00   11/94       0.00      0.00       0.00     0.0
000252   622-0229    HP DIRECT   03/01/94    SLMM      04 03      619.82        0.00   11/94      92.97      0.00     526.85    15.0
000253   500-0282    COMPAQ PRO  03/01/94    SLMM      04 03     1501.26        0.00   11/94     225.19      0.00    1276.07    15.0
000254   501-0314    MAGNAVOX 1  03/01/94    SLMM      04 03      374.50        0.00   11/94      56.17      0.00     318.33    15.0
000255   502-0381    4 MB UPGRA  03/01/94    SLMM      04 03      205.14        0.00   11/94      30.77      0.00     174.37    15.0
000256     TBA       COMPAQ 4/3  03/01/94    SLMM      04 03     1508.78        0.00   11/94     226.33      0.00    1282.45    15.0
000257     TBA       4MB UPGRAD  03/01/94    SLMM      04 03      210.30        0.00   11/94      31.56      0.00     178.74    15.0
000258     TBA       SVGA COLOR  03/01/94    SLMM      04 03      374.50        0.00   11/94      56.17      0.00     318.33    15.0
000259   611-0042    SEAGATE 1.  04/01/94    SLMM      04 04     1069.65        0.00   11/94     142.63      0.00     927.02    13.3

                                  EXHIBIT "A"

                              BANKERS DATA CENTER
                             NET BOOK VALUE REPORT

          Co Asset                In-Svc     Dep       Rem      Unadjusted    Salvage  Thru   Current Accum   Sec    Net Bk      Pct
SYS No       No       Desc         Date      Meth      Life     Basis + S179   Value   Date   Depreciation    179    Value       Dep
------------------------------------------------------------------------------------------------------------------------------------
000260   612-0014    ADAPTEC 15  04/01/94    SLMM      04 04      309.95        0.00   11/94      41.34      0.00     268.61    13.3
000261   500-0303    COMPAQ PRO  04/01/94    SLMM      04 04     2088.86        0.00   11/94     278.53      0.00    1810.33    13.3
000262   500-0304    COMPAQ PRO  04/01/94    SLMM      04 04     2088.86        0.00   11/94     278.53      0.00    1810.33    13.3
000263   501-0327    TRUE POINT  04/01/94    SLMM      00 00        0.00        0.00   11/94       0.00      0.00       0.00     0.0
000264   501-0328    TRUE POINT  04/01/94    SLMM      00 00        0.00        0.00   11/94       0.00      0.00       0.00     0.0
000265   502-0400    COMPAQ 4 M  04/01/94    SLMM      00 00        0.00        0.00   11/94       0.00      0.00       0.00     0.0
000266   502-0401    COMPAQ 4 M  04/01/94    SLMM      00 00        0.00        0.00   11/94       0.00      0.00       0.00     0.0
000267   510-0101    HP LASERJE  04/01/94    SLMM      04 04     1492.52        0.00   11/94     199.01      0.00    1293.51    13.3
000268   622-0270    HP JET DIR  04/01/94    SLMM      04 04      616.19        0.00   11/94      82.16      0.00     534.03    13.3
000269   612-0015    ADAPTER 15  04/01/94    SLMM      04 04      204.37        0.00   11/94      27.26      0.00     177.11    13.3
000270   500-0250    COMPAQ CON  04/01/94    SLMM      04 04     3406.13        0.00   11/94     454.15      0.00    2951.98    13.3
000271     TBA       4MB UPGRAD  04/01/94    SLMM      04 04      289.22        0.00   11/94      38.56      0.00     250.66    13.3
000275   500-0320    PROLINEA C  05/01/94    SLMM      04 05     2498.89        0.00   11/94     291.54      0.00    2207.35    11.7
000276   500-0321    PROLINEA C  05/01/94    SLMM      04 05     2498.89        0.00   11/94     291.54      0.00    2207.35    11.7
000277   500-0322    PROLINEA C  05/01/94    SLMM      04 05     2498.89        0.00   11/94     291.54      0.00    2207.35    11.7
000278   500-0323    PROLINEA C  05/01/94    SLMM      04 05     2498.89        0.00   11/94     291.54      0.00    2207.35    11.7
000279   501-0345    MONITOR (I  05/01/94    SLMM      00 00        0.00        0.00   11/94       0.00      0.00       0.00     0.0
000280   501-0346    MONITOR (I  05/01/94    SLMM      00 00        0.00        0.00   11/94       0.00      0.00       0.00     0.0
000281   501-0347    MONITOR (I  05/01/94    SLMM      00 00        0.00        0.00   11/94       0.00      0.00       0.00     0.0
000282   501-0348    MONITOR (I  05/01/94    SLMM      00 00        0.00        0.00   11/94       0.00      0.00       0.00     0.0
000283   502-0419    KEYBOARD (  05/01/94    SLMM      00 00        0.00        0.00   11/94       0.00      0.00       0.00     0.0
000284   502-0420    KEYBOARD (  05/01/94    SLMM      00 00        0.00        0.00   11/94       0.00      0.00       0.00     0.0
000285   502-0421    KEYBOARD (  05/01/94    SLMM      00 00        0.00        0.00   11/94       0.00      0.00       0.00     0.0
000286   502-0422    KEYBOARD (  05/01/94    SLMM      00 00        0.00        0.00   11/94       0.00      0.00       0.00     0.0
000287   500-0308    PROLINEA M  05/01/94    SLMM      04 05     3144.45        0.00   11/94     366.86      0.00    2777.59    11.7
000288   500-0309    PROLINEA M  05/01/94    SLMM      04 05     3144.45        0.00   11/94     366.86      0.00    2777.59    11.7
000289   500-0310    PROLINEA M  05/01/94    SLMM      04 05     3144.45        0.00   11/94     366.86      0.00    2777.59    11.7
000290   501-0334    MONITOR (I  05/01/94    SLMM      00 00        0.00        0.00   11/94       0.00      0.00       0.00     0.0
000291   501-0335    MONITOR (I  05/01/94    SLMM      00 00        0.00        0.00   11/94       0.00      0.00       0.00     0.0
000292   501-0336    MONITOR (I  05/01/94    SLMM      00 00        0.00        0.00   11/94       0.00      0.00       0.00     0.0
000293   502-0405    KEYBOARD (  05/01/94    SLMM      00 00        0.00        0.00   11/94       0.00      0.00       0.00     0.0
000294   502-0406    KEYBOARD (  05/01/94    SLMM      00 00        0.00        0.00   11/94       0.00      0.00       0.00     0.0
000295   502-0407    KEYBOARD (  05/01/94    SLMM      00 00        0.00        0.00   11/94       0.00      0.00       0.00     0.0
000296   500-0302    PROLINEA C  06/01/94    SLMM      04 06     1710.13        0.00   11/94     171.01      0.00    1539.12    10.0
000297   502-0399    KEYBOARD (  06/01/94    SLMM      00 00        0.00        0.00   11/94       0.00      0.00       0.00     0.0
000298   501-0330    MAGNAVOX 1  07/01/94    SLMM      04 07      374.50        0.00   11/94      31.21      0.00     343.29     8.3
000309   622-0277    JETDIRECT   07/01/94    SLMM      04 07      522.55        0.00   11/94      43.55      0.00     479.00     8.3
000310               HEWLETT PA  07/01/94    SLMM      04 07     1739.49        0.00   11/94     144.96      0.00    1594.53     8.3
000311   520-0490    AS400 TERM  07/01/94    NoDep     00 00        0.00        0.00   11/94       0.00      0.00       0.00     0.0
000312   500-0327    IDEA 277v   07/01/94    SLMM      04 07     1021.95        0.00   11/94      85.16      0.00     936.79     8.3
000313   501-0353    MONITOR (I  07/01/94    NoDep     00 00        0.00        0.00   11/94       0.00      0.00       0.00     0.0
000314   502-0425    122 KEY KE  07/01/94    NoDep     00 00        0.00        0.00   11/94       0.00      0.00       0.00     0.0
000315   500-0335    PROLINEA 4  08/01/94    SLMM      04 08     2065.72        0.00   11/94     137.72      0.00    1928.00     6.7
000316   500-0336    PROLINEA 4  08/01/94    SLMM      04 08     2065.72        0.00   11/94     137.72      0.00    1928.00     6.7
000317   500-0337    PROLINEA 4  08/01/94    SLMM      04 08     2065.72        0.00   11/94     137.72      0.00    1928.00     6.7

                              BANKERS DATA CENTER
                             NET BOOK VALUE REPORT

          Co Asset                In-Svc     Dep       Rem      Unadjusted    Salvage  Thru   Current Accum   Sec    Net Bk      Pct
SYS No       No       Desc         Date      Meth      Life     Basis + S179   Value   Date   Depreciation    179    Value       Dep
------------------------------------------------------------------------------------------------------------------------------------
000328   500-0341    COMPAQ PRO  08/01/94    SLMM      04 08     2270.12        0.00   11/94      151.35     0.00    2118.77     6.7
000329   501-0360    MONITOR (I  08/01/94    NoDep     00 00        0.00        0.00   11/94        0.00     0.00       0.00     0.0
000330   601-0096    MODEM (INC  08/01/94    NoDep     00 00        0.00        0.00   11/94        0.00     0.00       0.00     0.0
000331   601-0094    DATA RACE   09/01/94    MT200     05 01      529.00        0.00   11/94       96.99     0.00     432.01    18.3
000332   602-0064    KINGSTON 4  09/01/94    NoDep     00 00        0.00        0.00   11/94        0.00     0.00       0.00     0.0
000336   500-0380    COMPAQ PRO  11/01/94    SLMM      04 00     2014.10        0.00                0.00     0.00    2014.10     0.0
000337   500-0381    COMPAQ PRO  11/01/94    SLMM      04 00     2014.10        0.00                0.00     0.00    2014.10     0.0
000338   501-0390    MONITOR (S  11/01/94    NoDep     00 00        0.00        0.00                0.00     0.00       0.00     0.0
000339   501-0391    MONITOR (S  11/01/94    NoDep     00 00        0.00        0.00                0.00     0.00       0.00     0.0
000340   500-0408    DELL NOTEB  12/01/94    SLMM      04 00     4293.97        0.00                0.00     0.00    4293.97     0.0
000341   500-0409    DELL NOTEB  12/01/94    SLMM      04 00     4293.97        0.00                0.00     0.00    4293.97     0.0
000342   500-0410    DELL NOTEB  12/01/94    SLMM      04 00     4293.97        0.00                0.00     0.00    4293.97     0.0
000343   601-0113    AT&T DATA   12/01/94    SLMM      04 00      212.93        0.00                0.00     0.00     212.93     0.0
000344   601-0114    AT&T DATA   12/01/94    SLMM      04 00      212.93        0.00                0.00     0.00     212.93     0.0
000345   601-0115    AT&T DATA   12/01/94    SLMM      04 00      212.93        0.00                0.00     0.00     212.93     0.0
000346   601-0116    AT&T DATA   12/01/94    SLMM      04 00      212.93        0.00                0.00     0.00     212.93     0.0
000347   601-0117    AT&T DATA   12/01/94    SLMM      04 00      212.93        0.00                0.00     0.00     212.93     0.0
000348   601-0118    AT&T DATA   12/01/94    SLMM      04 00      212.93        0.00                0.00     0.00     212.93     0.0
000349   601-0119    AT&T DATA   12/01/94    SLMM      04 00      212.93        0.00                0.00     0.00     212.93     0.0
000350   601-0120    AT&T DATA   12/01/94    SLMM      04 00      212.93        0.00                0.00     0.00     212.93     0.0
                                                                --------        ----              ------     ----   --------
Class    HW                                  Count=       79    75660.79        0.00             6929.26     0.00   68731.53
Less disposals                                                      0.00        0.00                0.00     0.00       0.00
                                                                --------        ----             -------     ----   --------
Net                                                             75660.79        0.00             6929.26     0.00   68731.53
                                                                --------        ----             -------     ----   --------

000242   550-0294    NORTON DES  03/01/94    SLMM      04 03      124.78        0.00   11/94       18.72     0.00     106.06    15.0
000243   550-0295    MS OFFICE   04/01/94    SLMM      04 04      499.29        0.00   11/94       66.57     0.00     432.72    13.3
000244     TBA       POWER BUIL  04/01/94    SLMM      04 04     3357.95        0.00   11/94      447.74     0.00    2910.21    13.3
000245     TBA       PPOWER BUI  04/01/94    SLMM      04 04     3357.95        0.00   11/94      447.74     0.00    2910.21    13.3
000272               CLARION DA  05/01/94    SLMM      04 05      609.20        0.00   11/94       71.07     0.00     538.13    11.7
000273               POWERBUILD  05/01/94    SLMM      04 05      615.54        0.00   11/94       71.82     0.00     543.72    11.7
000274               POWERBUILD  05/01/94    SLMM      04 05      615.54        0.00   11/94       71.82     0.00     543.72    11.7
000307               XTRT V1.5   07/01/94    SLMM      04 07      702.50        0.00   11/94       58.55     0.00     643.95     8.3
000308               POWERSOFT   07/01/94    SLMM      04 07     4281.00        0.00   11/94      356.75     0.00    3924.25     8.3
000333               EIS SOFTWA  09/01/94    MT200     05 01      856.00        0.00   11/94      156.94     0.00     699.06    18.3
000334   SEE NOTES   MS OFFICE   11.01/94    SLMM      03 11     8877.79        0.00   11/94      184.95     0.00    8692.84     2.1
000351               STONE EAGLE 07/01/94    NoDep     00 00   100000.00        0.00                0.00     0.00  100000.00     0.0
                        SOFTWARE
                                                               ---------        ----             -------     ----  ---------
Class    SW                                  Count=       12   123897.54        0.00             1952.67     0.00  121944.87
Less disposals                                                      0.00        0.00                0.00     0.00       0.00
                                                               ---------        ----             -------     ----  ---------
Net                                                            123897.54        0.00             1952.67     0.00  121944.87
                                                               ---------        ----             -------     ----  ---------

                              BANKERS DATA CENTER
                             NET BOOK VALUE REPORT

          Co Asset                In-Svc     Dep       Rem      Unadjusted    Salvage  Thru   Current Accum   Sec    Net Bk      Pct
SYS No       No       Desc         Date      Meth      Life     Basis + S179   Value   Date   Depreciation    179    Value       Dep
------------------------------------------------------------------------------------------------------------------------------------
                                                                 ---------     ----             --------     ----  ---------
Grand Total                                  Count=     114      219450.43     0.00             11453.21     0.00  207997.22
Less disposals                                                        0.00     0.00                 0.00     0.00       0.00
                                                                 ---------     ----             --------     ----  ---------
Net                                                              219450.43     0.00             11453.21     0.00  207997.22
                                                                 =========     ====             ========     ====  =========


----------------------------------------------------- Calculation Assumptions ------------------------------------------------------

                     Book             Short Years         Midquarter Convention         Adjustment Convention
                     ----             -----------         ---------------------         ---------------------
                     Internal             (N)                     (N)                           None

-------------------------------------------------------- Asset Grouping/Sorting ----------------------------------------------------

Group:  FILE LISTING

              Include Assets that meet the following conditions:

                   Activity is currently A,D
                   Internal Book Placed In Service Date is between 01/01/1994 and 12/31/1994

              Sort Assets by:

                   Class in ascending order and report subtotals
